Exhibit 10.21



                                PROMISSORY NOTE
$500,000.00                     HOUSTON, TEXAS                     JULY 31, 1997


     FOR VALUE RECEIVED, the undersigned Cheniere Energy Operating Co. Inc., a Delaware corporation, having its principal place of business at Suite 1710, Two Allen Center, 1200 Smith Street, Houston, TX 77002A312 (herein called "Borrower"), hereby promises to pay to the order of Sam Myers, an individual residing at 4521 Belfort Place, Dallas, Dallas County, Texas 75205 ("Lender"), the principal sum of FIVE HUNDRED THOUSAND and NO/1OO DOLLARS ($500,000.00), together with interest on the unpaid balance thereof as hereinafter set forth, payable in lawful money of the United States of America at the offices of Lender at Suite 1710, Two Allen Center, 1200 Smith Street, Houston, TX 77002-4312 in Harris County, Texas, or such other place within Harris County, Texas as from time to time may be designated by Lender.


     The principal amount of this note together with all accrued and unpaid interest shall be due and payable August 29, 1997.


     Borrower may prepay amounts due under this Note, in whole or in part, at any time and from time to time, in any multiple, without premium or penalty. Partial prepayments shall be credited first to payment of accrued and unpaid interest and then to principal.


     Interest on this Note shall be calculated at a rate of ten percent (10%) per annum.


     It is the intent of the parties that interest hereon should not exceed the maximum amount of non-usurious interest that may be contracted for, taken, reserved, charged or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt, or, if that debt has been paid, refunded. On any acceleration or required or permitted pre-payment, any such excess shall be canceled automatically as of the acceleration or pre-payment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and/or all other instruments concerning the indebtedness.


     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or any bankruptcy, receivership, debtor relief, probate or other court proceeding, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.


     Except as otherwise expressly provided in this Note, Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of these terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or holder hereof, whether before or after maturity.

     Reference is made to that certain Exploration Agreement dated April 4, 1996, between FX Energy, Inc. and Zydeco Exploration, Inc., as amended by that certain First Amendment dated May 15, 1996, and that certain Second Amendment dated August 5, 1996, and that certain Third Amendment dated October 31, 1996, and that certain Fourth Amendment dated as of November 27, 1996, and that certain Fifth Amendment dated as of April 28, 1997, and that certain Sixth Amendment dated as of July 18, 1997 (as amended, the "Zydeco Agreement"). Borrower covenants and agrees that it will pay amounts due hereunder prior to payment of Excess Costs, as defined in the Zydeco Agreement.


     This Note and the rights and duties of the parties hereunder shall be governed by the laws of the State of Texas, except to the extent the same are governed by applicable federal law.



                               CHENIERE ENERGY OPERATING CO., INC.



                                      By:

                                  Exhibit "A"


                               General Provisions



1.   Additional Acts.
     ---------------


     Every party to this Agreement agrees to perform all further acts and to execute and deliver all further documents that may be reasonably necessary to carry out the provisions of this Agreement.


2.   Amendment.
     ---------


     This Agreement may be amended only by an instrument signed by the party against whom such amendment is sought to be enforced.


3.   ARBITRATION.
     -----------


     The parties shall resolve any and all disputes arising from or related to this agreement by binding arbitration under the Federal Arbitration Act and the Commercial Arbitration Rules of the American Arbitration Association when not in conflict with such act. Arbitration shall take place in Houston, Texas. Each party shall select one impartial arbitrator, and the two so designated shall select a third impartial arbitrator. If either party does not designate an arbitrator within fourteen (14) days after arbitration is requested, or if the two arbitrators do not select a third arbitrator within thirty (30) days after arbitration is requested, then either party may require that the arbitrator be selected by the American Arbitration Association. The arbitrators must render their decision based on the substantive law of Texas exclusive of its conflicts of law rules. Judgment upon an award of the majority of the arbitrators shall be binding. The arbitrators shall permit the parties to conduct discovery pursuant to the Federal Rules of Civil Procedure. The parties shall complete all discovery within forty-five (45) days of selection of the third arbitrator. The arbitrators shall hold the final hearing within sixty (60) days of the selection of the third arbitrator. The arbitrators shall issue a final written decision stating the findings of fact, conclusions of law and reasons for their award within seventy-five (75) days of the conclusion of the final hearing. The costs of the arbitration shall be borne equally.


4.   Authorization.
     -------------


     Each party hereto represents that the execution, delivery and performance of this Agreement by such party has been duly authorized by all necessary corporate action.


5.   Binding Effect.
     --------------


     All the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective heirs, legal representatives, successors, and permitted assigns.


6.   Counterparts.
     ------------

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     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


7.   Consequential Damages.
     ---------------------


     No party hereto shall be liable to another for special, indirect, consequential or incidental damages resulting from or arising out of this Agreement or the obligations contemplated hereunder, including, but not limited to, loss of production, loss of anticipated profits or business interruptions, however same may be caused.


8.   Deceptive Trade Practices Act.
     -----------------------------


     It is the belief of the parties that this agreement is exempt from the provisions of the Texas Deceptive Trade Practices-Consumer Protection Act (the "Act"). Should; however, the Act be construed not to exempt this transaction, the following waiver shall apply. For the purpose of the following waiver, Cheniere shall be deemed the Seller and Myers the Purchaser:


     WAIVER OF CONSUMER RIGHTS


     Purchaser represents and stipulates to Seller that:


     (i) the Purchaser is not in a significantly disparate bargaining position;


     (ii) the Purchaser is represented by legal counsel in seeking or acquiring the goods or services which it acquires under this Agreement; and


     (iii) Purchaser's legal counsel was not directly or indirectly identified, suggested, or selected by Seller of an agent of the Seller.


     (iv) I (THE PURCHASER) WAIVE MY RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVESCONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF MY OWN SELECTION, I VOLUNTARILY CONSENT TO THIS WAIVER.


9.   Disclaimer of Agency
     --------------------


     This Agreement does not constitute a partnership agreement, nor does it authorize any party to serve as the legal representative or agent of another. No party hereto shall have any right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of another party.


10.  Entire Agreement.
     ----------------


     This Agreement constitutes the full and entire understanding and agreement between Cheniere Energy Operating Co., Inc. and Sam Myers.

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

11.  Fiduciary Duty.
     --------------


     The obligations of the parties to this agreement to each other shall be construed as only contractual. No party hereto shall be held to be a fiduciary vis-a-vis another party hereto.


12.  Force Majeure.
     -------------


     Except for the payment of money, neither party will be liable for any failure or delay in performance under this Agreement which might be due, in whole or in part, directly or indirectly, to any contingency, delay, failure, or cause of any nature beyond the reasonable control of such party, including without limitation, fire, explosion, earthquake, storm, flood or other weather, unavailability of components, unavailability of manufacturing capacity, activities of a combination of workmen or other labor difficulties, war, insurrection, riot, act of God or the public enemy, law, act, order, export control regulation, proclamation, decree, regulation; ordinance, or instructions of Government or other public authorities, or judgment or decree of a court of competent jurisdiction (not arising out of breach by such party of this Agreement) In the event of the happening of such a cause, the party whose performance is so affected will give prompt, written notice to the other party, stating the period of time the same is expected to continue. Such delay will not be excused under this Section for more than 180 days.


13.  Headings
     --------


     Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


14.  Independent Obligations.
     -----------------------


     Each covenant contained herein will be construed as a separate agreement independent of any other provision of this Agreement.


15.  Law.
     ----


     Except as otherwise required by mandatory provisions of applicable law, this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflicts of law.


16.  No Partnership.
     --------------


     The obligations, duties and liabilities of the parties shall be several and not joint or collective. This Agreement is not intended to and shall not be construed to create a relationship of partnership or an association for profit between or among the parties hereto.


17.  Notices.
     -------

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     All notices, requests, demands, and other communications provided for or permitted hereunder shall be in writing and shall be sent by mail, E-Mail, telecopier or hand delivery as follows:



          If to Myers:


          Sam Myers
          2170 Plaza of the Americas North
          700 North Pearl Street
          Dallas, Texas 75201-2816
          214 999 9300
          214 922 8076 fax



          If to Cheniere:


          Cheniere Energy Operating Co., Inc.
          1710 Two Allen Center
          1200 Smith Street
          Houston, TX 77002-4312
          Attention:  Walter L. Williams
          713 659 1361
          713 659 5459 fax


All such notices, requests, demands and communications shall be effective upon delivery.


18.  Number and Gender.
     -----------------


     Whenever the context requires, reference herein made to the single number shall be understood to include the plural,. and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter when such construction is appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative.


19.  Punitive Damages.
     ----------------


     The parties hereby relinquish any right to seek punitive damages against another party to this agreement. Each party in entering this agreement has done so in reliance and in consideration of such voluntary relinquishment by the other parties hereto.


20.  Severability.
     ------------


     If any part of this Agreement is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same economic effect as the original provision and the remainder of this Agreement will remain in full force.


21.  Statute of Limitations.
     ----------------------


     No action by any party arising under this Agreement may be brought at any time more than thirty six (36) months after the facts upon which the cause of action is based occurred.

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

22.  Survival.
     --------


     The agreements of the parties contained in this Agreement shall survive the signing of this Agreement and the consummation of the transactions contemplated hereby.


23.  Third Party Beneficiary.
     -----------------------


     This Agreement is not intended to benefit or to create any obligations to, or rights in respect of, any persons other than the parties hereto, and their respective legal representatives, heirs or estates.


24.  Time.
     ----


     Time is of the essence in all matters pertaining to this Agreement.


25.  Waiver.
     ------


     No term or provision hereof will be considered waived by any party, and no breach excused by any party, unless such waiver or consent is in writing signed on behalf of the party against whom the waiver is asserted. No consent by any party to, or waiver of, a breach by any party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by any party.

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